SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WT MUTUAL FUND

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously by written preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

WT MUTUAL FUND
1100 North Market Street
Wilmington, Delaware 19890
WILMINGTON MULTI-MANAGER REAL ASSET FUND
Dear Shareholder:
          A special meeting of shareholders of Wilmington Multi-Manager Real Asset Fund (the “Fund”) of WT Mutual Fund (the “Trust”) will be held at the offices of Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, on October 30, 2006, at 10:00 a.m., Eastern time. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.
          We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card – be sure to sign, date and return it to us in the enclosed, postage-paid envelope.
          Your vote is very important to us. If we do not hear from you by October 20, 2006, a representative of the Fund or RSMC may contact you.
          Thank you for your response and for your continued investment with the Fund.
Sincerely,
Neil Wolfson
President and Chief Executive Officer
WT Mutual Fund

WT MUTUAL FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
WILMINGTON MULTI-MANAGER REAL ASSET FUND
TO BE HELD ON
OCTOBER 30, 2006

          Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Wilmington Multi-Manager Real Asset Fund of WT Mutual Fund will be held at the offices of the adviser of the Trust, Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, on October 30, 2006, at 10:00 a.m., Eastern time, for the following purposes:
(1)	To approve the elimination of the Fund’s fundamental investment policy with respect to derivative securities; and

(2)	To transact such other business that may properly come before the Meeting, or any adjournments thereof.
          Shareholders of record of the Fund on September 8, 2006, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote “AGAINST” any such adjournment those proxies to be voted against the proposal.
          Your vote is important to us. Thank you for taking the time to consider these important proposals.
By Order of the Board of Trustees of WT Mutual Fund
John J. Kelley
Secretary

September 28, 2006

IMPORTANT
We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

WT MUTUAL FUND

WILMINGTON MULTI-MANAGER REAL ASSET FUND
1100 North Market Street
Wilmington, Delaware 19890
PROXY STATEMENT
DATED SEPTEMBER 28, 2006
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
OCTOBER 30, 2006

          This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the “Trust”), on behalf of the Wilmington Multi-Manager Real Asset Fund (the “Fund”) for use at the special meeting of shareholders of the Fund to be held at the offices of the Trust’s adviser, Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, on October 30, 2006, at 10:00 a.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”). The Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders of the Fund on or about September 28, 2006.
          The Fund provides periodic reports to its shareholders, which highlight relevant information about the Fund, including investment results and a review of portfolio investments. You may receive an additional copy of the most recent annual report and semi-annual report of the Fund, without charge, by calling (800) 336-9970, by downloading from the Trust’s website at http://www.wilmingtonfunds.com or by writing WT Mutual Fund, Wilmington Multi-Manager Real Asset Fund, c/o PFPC Inc. at 760 Moore Road, King of Prussia, Pennsylvania 19406.
PURPOSE OF MEETING
          The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposals:
Proposal 1:	To eliminate the Fund’s fundamental investment policy with respect to derivative securities; and

Proposal 2:	To transact such other business that may properly come before the Meeting, or any adjournments thereof.
          If shareholders do not approve Proposal 1, the Board of Trustees will consider other alternatives, including the request for revised proposals from RSMC. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of the Trust and the Fund.
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OVERVIEW
          The Fund is a multi-manager fund that has retained an adviser and sub-advisers to manage and make decisions with respect to the Fund’s assets. RSMC, located at 1100 North Market Street, Wilmington, Delaware 19890, is the investment adviser to the Fund pursuant to an investment management agreement with the Trust. As investment adviser to the Fund, RSMC has overall responsibility for the general management and day-to-day operations of the Fund but has retained investment sub-advisers to make the investment decisions for the Fund’s assets. Wilmington Trust Investment Management, LLC (“WTIM”), an entity under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC retains responsibility (subject to Board oversight) for managing sub-advisers and evaluates the Fund’s needs and each sub-adviser’s skills and abilities on an ongoing basis. Currently, RSMC allocates the Fund’s assets between four sub-advisers: AEW Management and Advisors, L.P.; Real Estate Management Services Group, LLC; Standish Mellon Asset Management LLC; and WTIM.
          Earlier this year, the Board of Trustees and shareholders of the Fund approved certain changes to the investment objective, policies and strategies of the Fund. In accordance with such approvals, the Fund shifted its investment focus from real estate securities to a broader “Diversified Real Assets” or “DRA” strategy which allows the Fund to invest in inflation-linked bonds and commodity/natural resource-related securities as investments of the Fund so that the Fund’s assets would be allocated among three asset classes within the following ranges: real estate-related securities (20%-60%), inflation-linked securities (25%-75%) and commodity/natural resource-related securities (5%-35%). With respect to its allocation to commodity/natural resource-related securities, the Fund uses the following investment strategy:
Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in common and preferred stocks and convertible securities of issuers in commodity-related industries and other financial instruments and securities including interests in baskets of equity securities, ETFs and other investment companies.
The Fund may also invest in “commodity-linked derivative instruments.” As a fundamental policy, no more than 15% of the Fund’s total assets may be committed or exposed to derivative instruments. Commodity-linked derivative instruments include commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.
The value of a commodity-linked derivative instrument is generally based upon the price movements of a physical commodity (such as oil, gas, gold, silver, other metals or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.
The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the

Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.
          WTIM, the sub-adviser responsible for managing the commodity/natural resource strategy of the Fund, has found it difficult to achieve in a cost-effective way the Fund’s target allocation in such securities due to the Fund’s fundamental policy with respect to derivative securities. This fundamental policy states that “no more than 15% of the Fund’s total assets may be committed or exposed to derivative instruments.” For instance, the Fund has invested in other investment companies to obtain exposure to the commodities market; however, obtaining exposure to the commodities markets in this way comes at substantially higher costs than investing in derivative securities. In addition, the Fund may not be able to meet its target allocation by investing in other investment companies due to restrictions imposed by the 1940 Act.
          Based on RSMC’s findings and recommendation, the Board including those Trustees who are not “interested persons” of the Trust approved the elimination of the fundamental policy of the Fund with respect to derivative instruments, contingent upon shareholder approval, and recommended the approval of the elimination of such policy to shareholders of the Fund.
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PROPOSAL 1:	APPROVAL OF THE ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO DERIVATIVE SECURITIES
          At a meeting of the Board of Trustees of the Trust held on August 24, 2006, the Trustees, including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940 (the “1940 Act”), considered and unanimously approved, subject to approval by the shareholders, a proposal to eliminate the Fund’s fundamental investment policy with respect to derivative securities.
          The Fund currently has an investment limitation with respect to derivative securities that is a fundamental policy that cannot be changed without shareholder approval. This policy currently states that “[a]s a fundamental policy, no more than 15% of the Fund’s total assets may be committed or exposed to derivative strategies.”
          In order to allow the Fund to more effectively follow its investment strategy and obtain more cost-efficient exposure to the commodities markets, RSMC has proposed that the Fund be allowed to invest in derivatives up to the limits allowed under the 1940 Act, subject to certain policies and restrictions imposed by the Board from time to time. These policies and restrictions may include, among other things, limitations on the amount and type of derivative securities in which the Fund may invest, minimum credit ratings of issuers of derivative securities and restrictions on the amount of leverage in the Fund. In addition, the Board will periodically monitor and review the Fund’s use of derivative securities and consider the implementation of new policies and restrictions or changes to existing policies and restrictions. The use of derivatives allows the Fund to manage its exposure to commodities, interest rate risk, credit risk and currency risk and replicate or substitute a particular security. These instruments are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.
          Derivative instruments are securities or agreements whose value is derived from the value of some underlying asset, including without limitation, securities, currencies, reference indexes or commodities. Derivative transactions may include certain attributes of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. However, it is not currently anticipated that the Fund’s use of derivative instruments for exposure to the commodities market will result in any additional leverage or borrowing by the Fund.

          Derivative transactions may be exchange-traded or over-the-counter transactions between private parties. Over-the-counter transactions are subject to the credit risk of the counterparty to the instrument and are generally illiquid since they often can only be closed out with the other party to the transaction. When required by the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. In order to maintain its required collateral for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.
          The successful use of derivative transactions by the Fund is dependent upon the investment adviser or a sub-adviser’s ability to correctly anticipate trends in the underlying asset. To the extent that the Fund engages in derivative transactions other than for hedging purposes, a Fund’s successful use of such transactions is more dependent upon the investment adviser’s or a sub-adviser’s ability to correctly anticipate such trends, since losses in these transactions may not be offset by gains in a Fund’s portfolio or in lower purchase prices for assets it intends to acquire. The investment adviser’s or a sub-adviser’s expectation of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to a Fund.
          Hedging transactions are also subject to risks. If the investment adviser or a sub-adviser were to incorrectly anticipate trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between a Fund’s derivative transactions and the instruments being hedged.
          If this proposal is approved by shareholders, the Fund would have the flexibility to invest in commodity-linked notes, futures contracts, options on futures contracts and other derivatives to the extent determined appropriate by the investment adviser or a sub-adviser and the Board. The extent to which the Fund may invest in futures contracts or other derivatives, including options, options on futures contracts, forward contracts, swaps, caps, floors, collars and any other financial instruments, will be disclosed in the Fund’s prospectus and statement of additional information.
          If shareholders of the Fund approve the proposal, this change will take effect promptly thereafter upon revision of the Fund’s prospectus. If the proposal is not approved by the Fund’s shareholders, the Fund’s current fundamental policy will remain.
Required Vote
          Approval of this Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund voting separately. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF THE FUND VOTE “FOR” THE ELIMINATION OF THE FUND’S
FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO DERIVATIVE SECURITIES
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ADDITIONAL INFORMATION
Additional Service Providers
          The service providers currently engaged by the Fund to perform non-advisory services will continue to serve the Fund in the capacities indicated below:

Administrator	RSMC
Distributor	Professional Funds Distributor, LLC
Sub-Administrator, Accounting and Transfer Agent	PFPC Inc.
Sub-Custodian	PFPC Trust Company
Independent Auditors	Ernst & Young LLP
Legal Counsel	Pepper Hamilton LLP
          Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and PFPC Inc. is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.
Voting and Solicitation Information
          Shareholders are entitled to one vote for each Fund share held on the close of business on September 8, 2006 (the “Record Date”). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Fund. In addition to solicitation by mail, Trustees, certain officers and representatives of the Fund, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Fund also may engage a Proxy Services Provider to assist it in its proxy solicitation efforts including solicitation of proxies by solicit proxies by telephone, telegram or personally.
          If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact ADP Investor Communication Services toll-free at (800) 454-8683.
Revocation of Proxy
          Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of the Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Fund, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.
Quorum Requirement
          The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Fund, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of the Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.
          For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote, nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

          Abstentions will have the effect of a “no” vote on the Proposal. Broker non-votes will have the effect of a “no” vote for the Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute “yes” or “no” votes for the Proposal and will be disregarded in determining the voting securities “present” if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting.
Shareholdings Information
          Holders of record of the shares of the Fund on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.
          As of the record date, the Wilmington Multi-Manager Real Assets Fund had 24,660,669.599 shares issued and outstanding. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

	Percentage	Total
	Ownership	Number
Name and Address	of Fund	of Shares
National Financial Service Corp One World Financial Center Church Street Station PO Box 3908 New York, NY 10008-3908	6.46%	1,592,991.852
          Wilmington Trust Company, an affiliate of RSMC and the Fund, acts as the trustee of several shareholder accounts of the Fund. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Fund held by such shareholders. Accordingly, Wilmington Trust Company will vote a majority of the Fund’s shares that are issued and outstanding.
          As of the Record Date, each Trustee’s individual shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Trust own less than 1% of the shares of the Fund.
Shareholder Proposals for Subsequent Meetings
          Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o RSMC, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.
Other Matters to Come Before the Meeting
          No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.
PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
By Order of the Board of Trustees of WT Mutual Fund
John J. Kelley
Secretary

WILMINGTON MULTI-MANAGER REAL ASSET FUND
A series of WT Mutual Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 30, 2006
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF WT MUTUAL FUND
The undersigned hereby appoint(s) John J. Kelley, John C. McDonnell and Charlotta vonWettberg as proxies, each with full power of substitution, to vote all shares of the Wilmington Multi-Manager Real Asset Fund (the “Fund”) of WT Mutual Fund (the “Trust”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (“Meeting”) to be held at the offices of Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, on October 30, 2006 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.
You may indicate your vote by placing an “X” in the appropriate box below.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:
1	To approve the elimination of the Fund’s fundamental investment policy with respect to derivative securities.

FOR	[___]	AGAINST	[___]	ABSTAIN	[___]
2	To transact such other business that may properly come before the Meeting, or any adjournments thereof.

FOR	[___]	AGAINST	[___]	ABSTAIN	[___]
This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR each Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes the proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated September 28, 2006.
Please date and sign this proxy and return it promptly in the enclosed envelope. This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.

Signature	Date

Signature (if held jointly)	Date
FORM OF PROXY CARD